                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) December 27, 2001
                                                 -----------------


                               GLOBIX CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



   Delaware                          1-14168                 13-3781263
--------------------------------------------------------------------------------
(State or other juris-            (Commission                (IRS Employer
diction of Incorporation)         File number)               Identification No.)




                   139 Centre Street, New York, New York 10013
--------------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)




Registrant's telephone number,
 including area code             (212) 334-8500
                               ------------------


           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
------   ------------

         Registrant's press release dated December 27, 2001 is filed herewith as
Exhibit 99.1 and is incorporated entirely herein by reference.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)  Exhibits.
              --------

         Exhibit Number    Description
         --------------    -----------

         Exhibit 99.1      Press Release dated December 27, 2001.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GLOBIX CORPORATION




                                     By     /s/ Peter L. Herzig
                                        ---------------------------------------
                                                   Peter L. Herzig
                                              Chief Executive Officer

Dated: December 27, 2001









                                       2